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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 29, 2000


                               LAKES GAMING, INC.
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             (Exact name of registrant as specified in its charter)


      MINNESOTA                     0-24993                     41-1913991
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  (State or other               (Commission File               (IRS Employer
  jurisdiction of                    Number)                 Identification No.)
   incorporation)


                 130 CHESHIRE LANE, MINNETONKA, MINNESOTA 55305
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (952) 449-9092


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         The Press Releases dated December 29, 2000, January 31, 2001 and February 9, 2001, issued by the Registrant have been filed as Exhibits 99.1,
99.2 and 99.3, respectively to this Form 8-K and are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

99.1     Press Release dated December 29, 2000.
99.2     Press Release dated January 31, 2001.
99.3     Press Release dated February 9, 2001.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       LAKES GAMING, INC.
                                       (Registrant)



Date: February 9, 2001                 By: /s/Timothy J. Cope
                                          --------------------------------------
                                           Name: Timothy J. Cope
                                           Title: Chief Financial Officer



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                                  EXHIBIT INDEX


EXHIBIT NO.                DESCRIPTION
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   99.1       Press Release dated December 29, 2000.
   99.2       Press Release dated January 31, 2001.
   99.3       Press Release dated February 9, 2001.










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